UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT: April 11, 2011

HUIFENG BIO-PHARMACEUTICAL TECHNOLOGY, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-32253	87-0650264
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of incorporation)

16B/F Ruixin Bldg., No. 25 Gaoxin Road
Xi’an 710075, Shaanxi Province, China
(Address of principal executive offices)

86-29-8822 4682
 (Registrant’s telephone number, including area code)

Copy of Communications to:

Bernard & Yam, LLP
Attn: Man Yam, Esq.
401 Broadway, Suite 1708
New York, NY 10013
Phone: 212-219-7783
Facsimile: 212-219-3604

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)  Previous independent registered public accounting firm

On April 11, 2011, the Board of Directors of Huifeng Bio-Pharmaceutical Technology, Inc. (the “Registrant” or the “Company”) entered the decision to dismiss Baker Tilly Hong Kong Limited (“BTHK”) as the Company’s independent registered public accounting firm. The dismissal of BTHK was primarily due to Company’s dissatisfaction with BTHK’s services (the “Dismissal”).

On April 15, 2011, BTHK directed its resignation letter as the Company’s auditors and ceased its services as the Company’s accountants to the Company’s Board of Directors.  In such letter, BTHK stated a number of accounting matters, which principally related to: accounting for revenue, goodwill and financial instruments, completeness and consistency of accounting documentation, effectiveness of internal control system, possibility of materials errors or fraud, which would have prevented BTHK from rendering an unqualified opinion if these issues were not resolved.  In addition, BTHK stated that they were no longer able to place reliance on management representations in relation to prior period financial reports.  BTHK’s audit report on the Company’s 2009 financial statements did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

On April 28, 2011, BTHK submitted a letter to the Company and stated in such letter that:

“in the course of conducting our audit of the Company's financial statements, we have become aware of information indicating that an inappropriate act may have occurred. We therefore concluded:

* the inappropriate act has a material effect on the financial statements of the issuer;

* senior management of the Company has not taken, and the Board of Directors of the Company has not caused senior management of the Company to take, timely and appropriate remedial actions with respect to this act; and

* the failure to take remedial action warranted our resignation from the audit engagement.”

The Company has started an investigation into the matters raised by BTHK’s letter. The Company is unable to determine the full effect of these matters, including whether any restatement of its historical financial statements will be required, until the investigation is completed.

The Company provided BTHK with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that BTHK furnish a letter addressed to the Commission stating whether or not BTHK agrees with the statements noted above. A copy of such letter responding to that request, dated July 15, 2011, are attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)  Engagement of independent registered public accounting firm

As of the date of this current report on Form 8-K, the Company is still in the search for a new independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

16.1.    Letter from Baker Tilly Hong Kong Limited.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huifeng Bio-Pharmaceutical Technology, Inc.

	By:	/s/ Jing’an Wang
Jing’an Wang
Date: July 15, 2011		Chief Executive Officer